UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2015

U-VEND, INC.
(Exact name of registrant specified in its charter)

 333-165972
Commission File Number

Delaware	22-3956444
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1507 7th STREET, #425
SANTA MONICA, CALIFORNIA 90401
(Address of principal executive offices)

(800) 467-1496
 (Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communication pursuant for Rule 425 under the Securities Act (17 CFR 230.425)
____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)
____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management
Item 5.02.
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 4, 2015, Kathleen Browne, Chief Financial Officer, resigned from the Company to pursue other opportunities.  The resignation was not related to any disagreement with the Company or due to any matter relating to the Company’s operations, policies or practices.  A copy of Ms. Browne’s resignation letter is attached to this Form 8-K as an exhibit.

Item 9.01.
Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit.
10.41	Browne resignation letter

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

U-Vend, Inc.

By: /s/ Raymond Meyers
      Raymond Meyers, Chief Executive Officer
November 6, 2015